                                                                EXHIBIT 10.8.3.9
                                                                     MTH&M DRAFT
                                                                          2/6/98

                                 AMENDMENT NO. 9

               AMENDMENT NO. 9 dated as of February __, 1998, between FIDELITY NATIONAL FINANCIAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, a New York state-chartered banking corporation, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

               The Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of September 21, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $35,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Except as otherwise defined in this Amendment No. 9, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, the Credit Agreement shall be amended as follows:

               2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

               2.02. Section 1.01 of the Credit Agreement shall be amended be adding the following new definition in the appropriate alphabetical order:

        "'Granite' shall mean Granite Financial, Inc., a Delaware corporation."

               2.02. The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 of the Credit Agreement shall be hereby amended to read in its entirety as follows:


                                 Amendment No. 9

        "'Revolving Credit Commitment Termination Date' shall mean April 15, 1998, subject to extension as provided in Section 2.09 hereof."

               2.03. The parenthetical in Section 8.08(d) of the Credit Agreement shall be amended by adding the words "and other than Investments in Granite unless expressly permitted by Section 8.08(l) hereof" immediately after the word "hereof" in the third line thereof.

               2.04. Section 8.08 of the Credit Agreement shall be amended by adding a new clause (m) thereto to read as follows:

               "(m) Investments in the capital stock of Granite, provided that
        (i) such Investments shall not have an aggregate purchase price in excess of $137,000,000, (ii) after giving effect thereto, Granite shall be a Wholly Owned Subsidiary of the Company but not a Restricted Subsidiary and (iii) the Company shall forthwith amend the Pledge Agreement to add all of the shares of such capital stock to the Collateral provided for therein, deliver to the Administrative Agent the certificates evidencing such shares, accompanied by undated stock powers executed in blank and take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Pledge Agreement, as so amended."

               2.05. Section 8.17 of the Credit Agreement shall be amended by adding the following language immediately after the word "Affiliate" and immediately before the period in the last line thereof:

        ", provided that neither the Company nor any of its Affiliates may lease, as lessee, at any time, more than 10% of the fair market value of all assets then leased, directly or indirectly, by Granite or any of its Subsidiaries or by any trust or other Person in which Granite or any of its Subsidiaries holds any equity or residual interest".

               Section 3. Representations and Warranties. The Company represents and warrants to the Banks that: (a) the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 9 and (b) no Default shall have occurred and be continuing.


                                 Amendment No. 9

               Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective upon receipt by the Administrative Agent of: (a) duly executed counterparts of this Amendment No. 9 by the Company and the Banks and (b) evidence reasonably satisfactory to the Administrative Agent that the Company has duly authorized the amendments contemplated by this Amendment No. 9.

               Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 9 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 9 by signing any such counterpart. This Amendment No. 9 shall be governed by, and construed in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed and delivered as of the day and year first above written.


                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By      /s/ A. D. Mead
                                                --------------------------------
                                        Title:  Executive Vice President
                                                and Chief Financial Officer


                                        BANKS

                                        THE CHASE MANHATTAN BANK


                                        By      /s/ Helen L. Newcomb
                                                --------------------------------
                                        Title:  Vice President


                                 Amendment No. 9

                                        IMPERIAL BANK


                                        By      /s/  Jeff Thomas
                                                --------------------------------
                                        Title:  Vice President


                                        SANWA BANK CALIFORNIA


                                        By      /s/  Craig M. Ciebiera
                                                --------------------------------
                                        Title:  Vice President / Manager


                                        WELLS FARGO BANK, N.A.


                                        By      /s/ Sandra Martin
                                                --------------------------------
                                        Title:  Vice President


                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent


                                        By      /s/ Helen L. Newcomb
                                                --------------------------------
                                        Title:  Vice President


                                 Amendment No. 9